UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 31, 2005
                                                 -----------------------------

                           Dyadic International, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                333-102629                45-0486747
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(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)


140 Intracoastal Pointe Drive, Suite 404
            Jupiter, Florida                                   33477
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (561) 743-8333
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into a Material Definitive Agreement
-----------------------------------------------------

         On January 31, 2005, Dyadic International, Inc., a Delaware corporation (the "Company"), hired Mr. Wayne Moor to become the Company's Chief Financial Officer and a Vice President pursuant to the terms of an employment agreement of that date. The initial term of Mr. Moor's employment is 2 years and 11 months (ending December 31, 2007), with automatic one-year renewals unless either party furnishes the other a notice of non-renewal not less than 90 days prior to the expiration of the then term. Mr. Moor's annual base compensation is $225,000, and he is eligible to earn a bonus each year of up to 40% of his annual base compensation based upon a bonus plan adopted and maintained by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") for such year.

         The employment agreement is terminable on account of Mr. Moor's death or disability, or by the Company without cause or "for Cause." The phrase "for Cause" is defined to include a material breach of the employment agreement, acts of disloyalty to the Company (including but not limited to acts of dishonesty or diversion of corporate opportunities), the unauthorized disclosure of the Company's confidential information, or acts determined in good faith by the Compensation Committee to be detrimental to the Company's interests, provided that Mr. Moor must be afforded an opportunity to have a face-to-face meeting with the Compensation Committee before any determination is made by it that Mr. Moor was guilty of "for Cause" conduct. If Mr. Moor's employment is terminated by the Company other than "for Cause," upon the condition that he furnish the Company with a full general release, he is entitled to receive a severance benefit of monthly installments in the amount of 1/12th of his then annual base compensation for the lesser of six months or until he has obtained other full or part-time employment as an employee or consultant Under the employment agreement, the Company is also obligated to indemnify Mr. Moor to the fullest extent permitted by applicable law. Further, the Company agrees to advance expenses he may spend as a result of any proceeding against him as to which he could be indemnified.

         In connection with his employment on January 31, 2005, Mr. Moor was granted a stock option (the "Option") to purchase 277,889 shares of common stock of the Company ("Option Shares") in accordance with the Dyadic International, Inc. 2001 Equity Compensation Equity Compensation Plan (the "Equity Compensation Plan") at an exercise price of $3.68 per Option Share pursuant to the Company's then standard form Equity Compensation Plan employee option agreement. The Option becomes exercisable, conditioned upon Mr. Moor's continued service as an employee of the Company, as to 25% of the Option Shares on each of the next four anniversaries of the date of the commencement of his employment, and expires on January 31, 2010.

         To the extent any of the disclosures set forth in Item 5.02 below are required to be disclosed in this Item 1.01, such information is incorporated in this Item 1.01 by reference.

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

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
---------------------------------------------  ---------  ----------------------
Appointment of Principal Officers
---------------------------------

         On January 31, 2005, the Company hired Mr. Wayne Moor to become the Company's Chief Financial Officer and a Vice President pursuant to the terms of an employment agreement of that date. In that capacity, he will have responsibility for the Company's financial reporting and accounting functions, as well as such other duties as may be delegated to him from time to time by the Chief Executive Officer, by the Board of Directors or by the Audit Committee of the Board of Directors (the "Audit Committee"). In connection with the performance of his duties Mr. Moor will report to the Company's Chief Executive Officer or such other person or persons as the Chief Executive Officer, the Board of Directors or the Audit Committee may designate from time to time.

         During the past five years Mr. Moor has served as a chief financial officer of several public companies, and has over 25 years experience in real estate and hotel operations, asset management, debt restructurings, recapitalizations and developing strategic turnaround plans. From October 2002 through December 2004, Mr. Moor served as the Senior Vice President, Treasurer and Chief Financial Officer of Boca Resorts, Inc, a hospitality company. From October 2001 to October 2002, Mr. Moor was Senior Vice President and Chief Financial Officer for ANC, the parent company of Alamo and National rental car companies. In November 2001, following the terrorist attacks of September 11, 2001, ANC and its U.S. operating subsidiaries voluntarily filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in Wilmington, Delaware. From September 2000 to October 2001, Mr. Moor was Senior Vice President and Chief Financial Officer for Gerald Stevens, Inc., a floral products marketer and retailer. In April 2001, Gerald Stevens, Inc. and certain operating subsidiaries voluntarily filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in Miami, Florida. From June 1997 to January 2000, Mr. Moor was Executive Vice President and Chief Financial Officer for US Diagnostic, Inc., an operator of outpatient medical diagnostic imaging and related facilities. Prior to that, Mr. Moor held the position of Chief Financial Officer or Executive Vice President for a number of privately and publicly held financial institutions and real estate operating companies. He began his career in public accounting.

         To the extent any of the disclosures set forth in Item 1.01 above are required to be disclosed in this Item 5.02, such information is incorporated in this Item 5.02 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

         (c)      Exhibits.

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

         Exhibit Number    Description of Exhibit
         ----------------  ----------------------

         99.1 Employment Agreement dated January 31, 2005 between Dyadic International, Inc. and Wayne Moor

         99.2 Stock Option Agreement dated January 31, 2005 between Dyadic International, Inc. and Wayne Moor

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DYADIC INTERNATIONAL, INC.



Date:  February 1, 2005           By:    /s/ Mark A. Emalfarb
                                         -----------------------------
                                  Name:  Mark A. Emalfarb
                                  Title: President and Chief Executive Officer


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

                                Index to Exhibits
                                -----------------

         Exhibit
         Number            Description of Exhibit
         ----------------  ----------------------

         99.1 Employment Agreement dated January 31, 2005 between Dyadic International, Inc. and Wayne Moor

         99.2 Stock Option Agreement dated January 31, 2005 between Dyadic International, Inc. and Wayne Moor

                                       5